UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Earliest Event Reported: July 19, 2006
METALINE CONTACT MINES

(Name of Small Business Issuer in its charter)

Washington	000-31025	91-779945

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

8601 Prichard Creek Road, Murray ID	83874

(Address of principal executive offices)	(Zip Code)
920-987-5317
Issuer’s telephone number
N/A
(Former name, former address, and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a — 12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d — 2(b)
☐ Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e — 4(c)).

SECTION 8 — OTHER EVENTS
Item 8.01 Other Events.
In a news release dated July 19, 2006, the Company announced it has relocated its operating offices to the Golden Chest Mine, located approximately 2-miles east of Murray, Idaho.
SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibit No.
99.1	Press Release issued July 19, 2006.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated: July 19, 2006	METALINE CONTACT MINES
	By:	/s/ John W. Beasley
John W. Beasley
Secretary/Treasurer/CFO